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                                                                  EXHIBIT 10.T.1


                             AMENDMENT NO. 2 TO THE
                           EL PASO ENERGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         Pursuant to Section 15 of the El Paso Energy Corporation Employee Stock Purchase Plan, effective as of January 20, 1999 and as amended since that date (the "Plan"), the Plan is hereby amended as follows, effective October 1, 1999:

         WHEREAS, Section 2(o) of the Plan provides that the participating Subsidiaries of the Plan are set forth on Appendix A and are subject to change by the Committee.

         NOW, THEREFORE, in accordance with the provisions of Section 2(o) of the Plan, Appendix A is hereby amended, as attached hereto.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1st day of October, 1999.

                                       EL PASO ENERGY CORPORATION



                                       By: /s/ Joel Richards III
                                          ------------------------
                                          Joel Richards III
                                          Executive Vice President
                                          Member of the Management
                                                 Committee

Attest:


/s/ David L. Siddall
--------------------
Corporate Secretary

                             AMENDMENT NO. 3 TO THE
                           EL PASO ENERGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         Pursuant to Section 15 of the El Paso Energy Corporation Employee Stock Purchase Plan, effective as of January 20, 1999 and as amended since that date (the "Plan"), the Plan is hereby amended as follows, effective March 14, 2000:

         WHEREAS, Section 2(o) of the Plan provides that the participating Subsidiaries of the Plan are set forth on Appendix A and are subject to change by the Committee.

         NOW, THEREFORE, in accordance with the provisions of Section 2(o) of the Plan, Appendix A is hereby amended, as attached hereto.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 14th day of March, 2000.

                                       EL PASO ENERGY CORPORATION



                                       By: /s/ Joel Richards III
                                          ------------------------
                                          Joel Richards III
                                          Executive Vice President
                                          Member of the Management
                                                 Committee

Attest:


/s/ David L. Siddall
--------------------
Corporate Secretary



                                        2
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                             AMENDMENT NO. 4 TO THE
                           EL PASO ENERGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         Pursuant to Section 15 of the El Paso Energy Corporation Employee Stock Purchase Plan, effective as of January 20, 1999 and as amended since that date (the "Plan"), the Plan is hereby amended as follows, effective January 1, 2001:

         WHEREAS, Section 2(o) of the Plan provides that the participating Subsidiaries of the Plan are set forth on Appendix A and are subject to change by the Committee.

         NOW, THEREFORE, in accordance with the provisions of Section 2(o) of the Plan, Appendix A is hereby amended, as attached hereto.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1st day of January 2001.

                                       EL PASO ENERGY CORPORATION



                                       By: /s/ Joel Richards III
                                          ------------------------
                                          Joel Richards III
                                          Executive Vice President
                                          Member of the Management
                                                 Committee

Attest:


/s/ David L. Siddall
--------------------
Corporate Secretary



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